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EXHIBIT 23.1





                         CONSENT OF INDEPENDENT AUDITOR





Excalibur Industries, Inc.:


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated August 2, 2002, relating to the financial statements of Aero Weld, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                    CROSS AND ROBINSON


                                                    /s/ Cross and Robinson

                                                    Certified Public Accountants


Tulsa, Oklahoma
December 17, 2002


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                         CONSENT OF INDEPENDENT AUDITOR





Excalibur Industries, Inc.:


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated October 24, 2001, relating to the financial statements of Aero Weld, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                    CROSS AND ROBINSON


                                                    /s/ Cross and Robinson

                                                    Certified Public Accountants




Tulsa, Oklahoma
December 17, 2002

                         CONSENT OF INDEPENDENT AUDITOR





Excalibur Industries, Inc.:


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated April 11, 2002, relating to the consolidated financial statements of Excalibur Holdings Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                                    CROSS AND ROBINSON


                                                    /s/ Cross and Robinson

                                                    Certified Public Accountants


Tulsa, Oklahoma
December 17, 2002

                         CONSENT OF INDEPENDENT AUDITOR





Excalibur Industries, Inc.:


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated March 6, 2002, relating to the financial statements of Shumate Machine Works, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                                    CROSS AND ROBINSON


                                                    /s/ Cross and Robinson

                                                    Certified Public Accountants



Tulsa, Oklahoma
December 17, 2002

                         CONSENT OF INDEPENDENT AUDITOR





Excalibur Industries, Inc.:


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated October 11, 2001, relating to the financial statements of Excalibur Steel, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                    CROSS AND ROBINSON


                                                    /s/ Cross and Robinson

                                                    Certified Public Accountants


Tulsa, Oklahoma
December 17, 2002